Exhibit 10.72

THE OFFERING

Terms of Offering:

Issuer:	Bioxytran, Inc. is a Nevada corporation that develops branded and generic drug products for the United States and international markets market.

Securities Offered:	The Company is offering up to 1,400,000 (the “Maximum Offering”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at $0.428571 per share. The Shares are being offered on a “best efforts” basis.

Use of Proceeds:	The gross proceeds to us from the sale of the Common Stock are estimated to be $600,000. Such proceeds do not include any placement agent fees, legal fees and other miscellaneous expenses (estimated to be $24,000 for the Maximum Offering). The remaining proceeds are exclusively intended to be used for the down-payment of the human clinical trials for ProLectin-M (oral) and ProLectin-I (IV) for the treatment of Covid-19 and lung-fibrosis, respectively. There is no minimum offering amount. Since there is no minimum offering amount to be sold in this Offering, all funds received from subscriptions to the Offering will immediately become assets of the Company, and available for use by the Company, upon acceptance of the subscriptions by the Company.

Eligible Investors:	The Common Stock offered hereby shall be sold only to “accredited investors,” as defined in Rule 501 of Regulation D under the Securities Act. Subscribers will be required to make certain representations with respect to their status and business experience and to represent, among other things, that they have received a copy of this Memorandum, understand the terms of this Offering and are Accredited Investors. We may accept or reject subscriptions in our sole and absolute discretion.

Risk Factors	The Common Stock offered hereby involve a high degree of risk and should be considered only by persons who can afford the loss of their entire investment. Before investing in the Offering, prospective investors should carefully consider the information set forth under the heading “Risk Factors.” There is no assurance that the Company will achieve its business objectives or perform in accordance with management’s expectations.

The number of shares of our Common Stock outstanding before this offering is based on 111,496,166 shares of Common Stock outstanding as of August 8, 2022.

We were incorporated on October 5, 2017 as Bioxytran, Inc. Our phone number is (617) 454-1199. Our principal executive offices are located at 75 2nd Avenue, Needham, MA 02494.

For more detailed information, please refer to our Private Placement Memorandum (the “PPM”).

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Bioxytran, Inc.

FOR MORE INFORMATION ON THE OFFERING, PLEASE SEE SCHEDULE A BEGINNING ON PAGE 3.

PLEASE READ THE INSTRUCTIONS ON SCHEDULE B BEGINNING ON PAGE 4 CAREFULLY ON HOW TO FILL IN AND COMPLETE THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT AND ALL OF THE SCHEDULES ATTACHED HERETO. INCOMPLETE SUBSCRIPTION AGREEMENTS WILL BE REJECTED.

The undersigned subscribes for and agrees to purchase shares of common stock of Bioxytan, Inc. (the “Company”), as follows.

Number of Shares You Wish to Purchase	Price per Share	Total Purchase Price

	x $0. 428571	$

The shares purchased will be registered in my/our name only, as holder of record, and a certificate representing the shares I purchase will be delivered to me/us as soon as practicable after the Company approves this subscription. The certificate will be delivered to me/us at the address set forth below. I/we have given my/our Social Security or Tax Identification number and current telephone numbers below.

PLEASE PRINT THE FOLLOWING INFORMATION LEGIBLY AND SIGN THIS SUBSCRIPTION AGREEMENT WERE INDICATED ON THE NEXT PAGE OR YOUR SUBSCRIPTION WILL NOT BE ACCEPTED.

Name(s)	SSN or Tax ID number
Street Address	Daytime Phone:
City, State, Zip code	Evening Phone:

The undersigned understands that the shares are being offered in reliance on the undersigned’s representations here below and that the Company will rely on such representations in accepting any subscriptions for the shares. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys’ fees, sustained as a result of any misstatement or omission on the undersigned’s part.

SUBSTITUTE W-9

☐ Check this box if the following statement is true: I/we am/are not subject to back-up withholding either

(1)	because I/we am/are exempt from back-up withholding
(2)	I/we have not been notified that I/we am/are subject to back-up withholding as a result of a failure to report all interest or dividends, or
(3)	the Internal Revenue Service has notified me/us that I/we am/are no longer subject to back-up withholding. Under the penalties of perjury, I/we certify that the information contained herein, including the Social Security number or taxpayer identification number given above, is true, correct and complete.

ACKNOWLEDGEMENT

THIS SUBSCRIPTION AGREEMENT IS NOT VALID UNLESS SIGNED

Entity Name (If Applicable):

Signature

Name of Subscriber (Print)

Title:
(If subscribing as custodian, trustee, corporate officer, etc.)

Accepted by:

BIOXYTRAN, INC.

By:
Mr. Dr. David Platt
Chief Executive Officer

Date:

SCHEDULE A

INFORMATION REGARDING THE PRIVATE PLACEMENT

This agreement (the “Subscription Agreement”), is part of a private placement offering dated August 15, 2022, and is to be used to purchase shares of our common stock in our offering to sell 1,400,000 Common shares, $.001 par value, at $0. 428571 per share.

Bioxytran, Inc. is a public company listed on OTCMarkets aiming to develop pharmaceutical cure in the space of glycovirology, hypoxia and degenerative diseases and bring the drugs through FDA acceptance and thereafter license out the products.

If you wish to take part in the Private Placement, you must complete the Subscription Agreement. You will be asked to tell us, among other things, how many shares you would like to purchase.

PLEASE READ THE INSTRUCTIONS CAREFULLY ON HOW TO FILL IN AND COMPLETE THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT. INCOMPLETE SUBSCRIPTION AGREEMENTS WILL BE REJECTED.

The offering is being made on a self-underwritten “best efforts” basis with no requirement that any minimum amount be sold. There will be no escrow or impound of funds tendered on subscription, and proceeds from the sale of shares will be available to us immediately upon acceptance of subscriptions by us.

We reserve the right to reject any subscriptions, in whole or in part, for any reason, in our sole discretion.

The Purchase Price for the shares may be paid for by check, wire or money order. Our wiring instructions are:

BIOXYTRAN, INC. PRIVATE PLACEMENT ACCOUNT

Account Name Account Address:	Bioxytran, Inc. 75 2nd Ave., Suite 605, Needham, MA
ABA Routing Number:	______________
Account Number:	______________
Bank Name:	Bank of America
Bank Address:	235 Needham Street, Newton MA 02464

RE: BIOXYTRAN, INC. Offering 1,400,000 common shares.

MUST RECEIVE PROPERLY COMPLETED SUBSCRIPTION AGREEMENTS NO LATER THAN AUGUST 10, 2022 (THE “EXPIRATION DATE”), UNLESS EXTENDED.

TO SUBSCRIBE FOR STOCK, COMPLETE AND SIGN THE SUBSCRIPTION AGREEMENT AND RETURN IT WITH PAYMENT TO THE COMPANY AT:

Bioxytan, Inc.

75 2nd Ave., Ste 605Needham, MA 02494

e-mail: info@bioxytraninc.com

ATT: Chief Executive Officer

INSTRUCTIONS ON COMPLETING THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

1. You may only subscribe if you are a resident of one of the following states: the Commonwealth of Massachusetts, New York, New Jersey, Florida, Pennsylvania, North Carolina and New Hampshire (or a state in which the Company has filed for permission to sell under its blue-sky laws). You must submit proof of residency by attaching a legible copy of your driver’s license, passport or other government-issued photo identification. If the shares are to be issued in more than one name, both persons must supply a copy of their driver’s license, US passport or other government-issued photo identification.

2. YOU MUST COMPLETE ALL INFORMATION REQUESTED, including your current address, telephone number and social security number. Please print or type all information. Illegible documentation will be returned.

3. You must complete IRS Substitute Form W-9.

4. If you are paying by check or money order, please make the check or money order payable to “Bioxytran, Inc.” in the amount of the Total Purchase Price for the shares.

5. Your subscription is subject to acceptance by the Company in its sole discretion and shall remain irrevocable until the closing date of the offering. If your subscription is accepted, the shares subscribed for will be issued upon acceptance of the Subscription Agreement by the Company in writing. If your subscription is not accepted for any reason, your subscription amount will be returned to you promptly without interest or deduction.

6. Please sign where indicated. If the shares are to be registered in more than one name, both persons must sign.

7. A copy of your driver’s license, US passport or other government-issued photo identification must be returned with the subscription agreement.

8. FOR ASSISTANCE CALL 508-494-1885 AND ASK TO SPEAK TO MR. OLA SODERQUIST ABOUT THE BIOXYTRAN PRIVATE PLACEMENT.

SCHEDULE B

REPRESENTATIONS AND AGREEMENTS

By signing the Subscription Agreement, you (the “subscriber”) are representing to Bioxytran, Inc. the following information:

1. THE SUBSCRIBER IS AT LEAST EIGHTEEN (18) YEARS OF AGE AND IS A VALID RESIDENT OF THE STATE INDICATED ON PAGE 1 OF THIS SUBSCRIPTION AGREEMENT. The subscriber is under no legal disability nor is the subscriber subject to any order, which would prevent or interfere with the subscriber’s execution, delivery and performance of this Subscription Agreement or the purchase of the shares by the subscriber.

2. The subscriber has received and read the Prospectus.

3. This Subscription Agreement cannot be revoked by the subscriber and it is an irrevocable agreement binding on the subscriber, and on the subscriber’s heirs, estate, legal representatives, assigns and successors, and shall survive the subscriber’s death, disability or dissolution. Bioxytran, Inc., however, may reject the agreement prior to the subscriber’s acceptance of the same.

4. The subscriber understands that the subscriber may not sell, transfer or assign this Subscription Agreement, or any interest or rights herein.

5. If this Subscription Agreement is executed on behalf of a corporation, partnership, trust or other entity, the subscriber has/have been duly authorized to execute this Subscription Agreement and all other instruments in connection with the purchase of the shares, and the signature(s) of the subscriber is/are binding upon such corporation, partnership, trust or other entity. The subscriber must return appropriate certification of such authorization.

6. The provisions of this Subscription Agreement shall be construed and enforced according to the laws of Nevada.Bioxytran, Inc. reserves the right, in our sole discretion, to require completion or correction of any Subscription Agreement. We are not obligated to notify any subscriber of any defect in any Subscription Agreement and may accept or reject any Subscription Agreement in whole or in part for any reason or no reason.

7. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the purchase of shares of our common stock in the Private Placement and may be amended only in writing by the parties to be bound thereby.

SCHEDULE C

ACCREDITED INVESTOR QUALIFICATION

& VERIFICATION REQUIREMENTS

FOR REG D, RULE 506(c) OFFERINGS

1. Individual/Couple Qualification

a)	I/we hereby attest, under penalty of perjury, that I/we are an Accredited Investor by virtue of the fact that I/we meet one of the following criteria. Please check the box next to the applicable standard shown below by which you believe you qualify:

|_|	I am a natural person whose individual net worth or joint net worth with my spouse, at the time of the purchase of the Securities, exceeds One Million Dollars ($1,000,000), excluding consideration of equity in my primary residence and after having deducted any negative equity in my primary residence or any indebtedness that I have incurred on my primary residence within the sixty (60) days prior to subscribing to this Offering; or

|_|	I am a natural person who had individual income in excess of Two Hundred Thousand Dollars ($200,000) in each of the two (2) most recent years or joint income with my spouse in excess of Three Hundred Thousand Dollars ($300,000) in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

|_|	We are an entity such as an Individual Retirement Account (IRA) or Self-Employed Person (SEP) Retirement Account, and all beneficial owners meet one of the standards defined in bullets 1 and 2 above; or

I am a member of the Manager who is issuing these Securities.

b)	I understand and agree that under the Regulation D, Rule 506(c) exemption from registration,

the Manager may verify my qualifications to subscribe to these Securities by examination of documents from one or more of the following sources, which I will provide to the Manager or a third party designated by the Manager. Please check the box next to the applicable documents you will provide for qualification for this Offering as an individual Accredited Investor:

Income-Based Verification - Copies of any document previously filed with the U.S. Internal Revenue Service that shows my income (W-2, K-1, 1099, 1040, etc.) for the two most recent years, along with written verification from me stating that I expect to reach accredited income levels in the current year.

|_|	Net Worth-Based Verification - A copy, within the past three months, of the following: bank statements, brokerage statements and other statements of securities holdings, certificates of deposit, tax assessments and appraisal reports issued by independent third parties; a credit report from at least one of the nationwide consumer reporting agencies is required; and written statement from the Investor that all liabilities necessary to make a determination of net worth have been disclosed.

|_|	Third-Party Verification - Written confirmation from a registered broker-dealer, an SEC registered investment adviser, a licensed attorney, or a certified public accountant that such Person has taken reasonable steps to verify that the purchaser is an Accredited Investor within the prior three months and has determined that such purchaser is an Accredited Investor.

Roll-Over Accredited - Those people who were treated as Accredited Investors under a prior 506 offering by the same issuer are deemed to be Accredited Investors in future 506(c) offerings, provided that such Investor certifies that they are still an Accredited Investor.

2. Legal Entity Qualification

We are an Accredited Investor by virtue of the fact that we meet one of the following criteria. Please check the applicable box and provide the requested documents:

We are a charitable organization, corporation, or partnership with assets exceeding Five Million Dollars ($5,000,000). Please provide:

●	A copy of the formation Certificate and Agreement, and a company resolution or other document authorizing the investment signed by the requisite parties identified in the Agreement; and

●	Documentation that the company has over Five Million Dollars ($5,000,000) in Assets such as a bank statement, or financial statement showing its assets and liabilities.

We are a business in which all of the equity owners are Accredited Investors. Please provide:

●	A copy of the formation Certificate and Agreement, and a company resolution or other document from the entity authorizing the investment signed by the requisite parties identified in the Agreement; and

●	Documentation from each of the equity owners demonstrating that all of the equity owners are Accredited Investors or a statement to that effect from a CPA, attorney or registered investment advisor who has examined their qualifications within the last ninety (90) days.

We are a trust with assets in excess of Five Million Dollars ($5,000,000) that was not formed to acquire these Securities. Please provide:

●	A copy of the trust, agency or other agreement and a document authorizing the investment signed by the requisite parties identified in the Agreement, and

●	Documentation that the trust qualifies as an Accredited Investor because: a) it has over Five Million Dollars ($5,000,000) in Assets, and b) that it was not formed to acquire the Interests.

We are a bank, insurance company, registered investment company, business development company, or small business investment company. Please provide:

• Documentation proving our designation as such, and

• A document signed by the requisite Persons authorizing the investment.

We are an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of Five Million Dollars ($5,000,000), in which case:

●	A bank, insurance company, or registered investment adviser must sign this Qualification Statement on our behalf of the Investor, or

●	You must provide Documentation that the plan has total assets in excess of Five Million Dollars ($5,000,000).

3. Signature(s)

IN WITNESS WHEREOF, I/we hereby attest, under penalty of perjury, that the following representations are true and correct, signed this ___________________________ day of ________________ , 20______ , at _____________________________________________ [City and State].

Signature of Individual, Owner, Manager, Officer or Member

Printed Name (and Title if a Legal Entity)

Company Name (if applicable)

Signature of Individual, Owner, Manager, Officer or Member

Printed Name (and Title if a Legal Entity)

Company Name (if applicable)

Please complete additional form if more than 2 signatures are required